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                                                                    EXHIBIT 24.1



                         POWER OF ATTORNEY OF DIRECTORS


        Each of the undersigned directors of Applied Materials, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints James C. Morgan, Joseph R. Bronson and Joseph J. Sweeney and each of them with power to act alone, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute a Registration Statement or Registration Statements on Form S-8 or other appropriate form, under the Securities Act of 1933, as amended, relating to such number of shares of Common Stock of the Company as are necessary to satisfy the stock options that are to be assumed by the Company under the Global Knowledge Services, Inc. 2000 Stock Option/Stock Issuance Plan, as amended, as of the effective time of the merger of Global Knowledge Services, Inc. and Lotus Acquisition Corp., a wholly-owned subsidiary of the Company, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file such Registration Statement and any and all amendments thereto, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes, as he or she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, we have hereunto set our hands this 27th day of November, 2001.



     /s/ Michael H. Armacost                            /s/ Paul R. Low
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       Michael H. Armacost                                Paul R. Low


      /s/ Deborah A. Coleman                            /s/ Dan Maydan
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        Deborah A. Coleman                                Dan Maydan


    /s/ Herbert M. Dwight, Jr.
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      Herbert M. Dwight, Jr.                           Steven L. Miller


      /s/ Philip V. Gerdine                          /s/ James C. Morgan
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        Philip V. Gerdine                               James C. Morgan


         /s/ Minoru Morio                                /s/ Stan Shih
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           Minoru Morio                                    Stan Shih